Exhibit 10.2

AMENDMENT AND EXTENSION AGREEMENT

This Amendment and Extension of the Credit Agreement (this “Agreement”), dated as of 11 December 2025, among PHILIP MORRIS INTERNATIONAL INC., a Virginia corporation (“PMI”), CITIBANK EUROPE PLC, UK BRANCH, as Facility Agent and the Lenders (as defined below).

WHEREAS, PMI, the Lenders and the Facility Agent are parties to that certain Credit Agreement relating to a Revolving Credit Facility, dated as of 17 December 2024 (the “Credit Agreement”);

WHEREAS, PMI, the Lenders and the Facility Agent desire to extend the term of the Credit Agreement.

WHEREAS, PMI, the Lenders and the Facility Agent desire to amend certain provisions under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Definitions. Capitalized terms used and not defined in this Agreement shall have the respective meanings given them in the Credit Agreement.

“Lenders” means each of the undersigned lenders.

2.             Extension. Each of the Lenders hereby agrees to extend, effective 29 January 2026, its Commitment as set forth in Schedule 3 (Commitments) attached hereto and extend the Maturity Date under the Credit Agreement, for an additional one-year period to 29 January 2029 pursuant to Section 2.20 of the Credit Agreement.

3.             Amendment to Credit Agreement.

(a)            Subsections (d) and (f) of Section 6.1 of the Credit Agreement are hereby amended in their entirety and new Subsections (d) and (f) are inserted, in each case to read as follows:

(d)            Any Borrower or PMI or any Major Subsidiary shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $250,000,000 in the aggregate (but excluding Debt arising under this Agreement) of such Borrower or PMI or such Major Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt unless adequate provision for any such payment has been made in form and substance satisfactory to the Required Lenders; or any Debt of any Borrower or PMI or any Major Subsidiary which is outstanding in a principal amount of at least $250,000,000 in the aggregate (but excluding Debt arising under this Agreement) shall be declared to be due and payable, or required to be prepaid (other than by a scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof unless adequate provision for the payment of such Debt has been made in form and substance satisfactory to the Required Lenders; or

(f)             Any judgment or order for the payment of money in excess of $250,000,000 shall be rendered against any Borrower or PMI or any Major Subsidiary and there shall be any period of 60 consecutive days during which a stay of enforcement of such unsatisfied judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided that such 60-day stay period shall be extended for a period not to exceed an additional 120 days if (i) PMI, such Borrower or such Major Subsidiary is contesting such judgment or enforcement of such judgment in good faith, unless, with respect only to judgments or orders rendered outside the United States, such action is not reasonably required to protect its respective assets from levy or garnishment, and (ii) no assets with a fair market value in excess of $250,000,000 of PMI, such Borrower or such Major Subsidiary have been levied upon or garnished to satisfy such judgment; provided, further, that such 60-day stay period shall be further extended for any judgment or order rendered outside the United States until such time as the conditions in clauses (i) or (ii) are no longer satisfied; or

(b)           Schedule 3 (Commitments) is hereby deleted in its entirety and is replaced with Schedule 3 (Commitments) attached hereto.

4.             Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and other related documents are and shall remain in full force and effect and are hereby ratified and confirmed. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or other related documents or for any purpose except as expressly set forth herein.

5.             Effective Date. This Agreement shall become effective on 29 January 2026.

6.             Conditions Precedent.

(a)            With respect to the extension of the Credit Agreement in accordance with Section 2 hereof, on or prior to the date hereof, the Facility Agent shall have received this Agreement, duly executed and delivered by PMI and the Lenders.

(b)           With respect to the amendment of the Credit Agreement in accordance with Section 3 hereof, on or prior to the date hereof, the Facility Agent shall have received this Agreement, duly executed and delivered by PMI and the Required Lenders.

7.             Representations and Warranties. PMI represents and warrants to the Facility Agent and to each of the Lenders that the statements in subsections (a), (b), (c), (d) and (f) (but only clause (i) thereof) of Section 4.1 of the Credit Agreement are true and correct on and as of the date hereof.

8.             Headings. Section headings included herein are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

9.             Binding Effect. This Agreement shall be binding upon and inure to the benefit of PMI, the Facility Agent and each Lender, and each of their respective successors and assigns.

10.             Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

11.             Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement in .PDF format or by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ FRANK DE ROOIJ
	Name:	Frank de Rooij
	Title:	Vice President
Treasury and Corporate Finance

Signature page - Amendment and Extension Agreement

CITIBANK EUROPE PLC, UK BRANCH, as Facility Agent

By:	/s/ HENRIK SLOTSAA
	Name:	Henrik Slotsaa
	Title:	Vice President

Signature page - Amendment and Extension Agreement

CITIBANK, N.A., as Lender

By:	/s/ ANDREW MASON
	Name:	Andrew Mason
	Title:	Managing Director

Signature page - Amendment and Extension Agreement

BANK OF AMERICA, N.A., LONDON BRANCH, as Lender

By:	/s/ DEFNE GABAY
	Name:	Defne Gabay
	Title:	Director

Signature page - Amendment and Extension Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender

By:	/s/ CARA YOUNGER
	Name:	Cara Younger
	Title:	Managing Director

By:	/s/ armen semizian
	Name:	Armen Semizian
	Title:	Managing Director

Signature page - Amendment and Extension Agreement

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By:	/s/ Andres Barbosa
	Name:	Andres Barbosa
	Title:	Managing Director

By:	/s/ Carolina Gutierrez
	Name:	Carolina Gutierrez
	Title:	Executive Director

Signature page - Amendment and Extension Agreement

Bank of China Limited, Luxembourg BRANCH, as Lender

By:	/s/ zhao yi
	Name:	ZHAO Yi
	Title:	Assistant General Manager

Signature page - Amendment and Extension Agreement

Barclays Bank PLC, as Lender

By:	/s/ Chris Bicheno
	Name:	Chris Bicheno
	Title:	Vice President

Signature page - Amendment and Extension Agreement

DBS Bank Ltd., as Lender

By:	/s/ goh soo ching
	Name:	Goh Soo Ching
	Title:	Assistant Vice President

Signature page - Amendment and Extension Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ ming K chu
	Name:	Ming K Chu
	Title:	Director

By:	/s/ Alison Lugo
	Name:	Alison Lugo
	Title:	Vice President

Signature page - Amendment and Extension Agreement

GOLDMAN SACHS BANK EUROPE SE, as Lender

By:	/s/ marvin helwes
	Name:	Marvin Helwes
	Title:	Authorized Signatory

By:	/s/ Jens Hofmann
	Name:	Jens Hofmann
	Title:	Managing Director

Signature page - Amendment and Extension Agreement

HSBC Bank plc, as Lender

By:	/s/ davind seesurn
	Name:	Davind Seesurn
	Title:	Director

Signature page - Amendment and Extension Agreement

MIZUHO BANK, LTD., as Lender

By:	/s/ tracy rahn
	Name:	Tracy Rahn
	Title:	Managing Director

Signature page - Amendment and Extension Agreement

Morgan Stanley Bank, N.A., as Lender

By:	/s/ Michael king
	Name:	Michael King
	Title:	Authorized Signatory

Signature page - Amendment and Extension Agreement

STandard Chartered Bank, as Lender

By:	/s/ KATHLEEN ALPGÜNER
	Name:	Kathleen Alpgüner
	Title:	Executive Director

Signature page - Amendment and Extension Agreement

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ jÖrg legens
	Name:	Jörg Legens
	Title:	Managing Director

By:	/s/ Marco Frensel
	Name:	Marco Frensel
	Title:	Executive Director

Signature page - Amendment and Extension Agreement

UBS SWITZERLAND AG, as Lender

By:	/s/ Yves Ducrey
	Name:	Yves Ducrey
	Title:	Executive Director

By:	/s/ Chantal Valeri
	Name:	Chantal Valeri
	Title:	Associate Director

Signature page - Amendment and Extension Agreement

Wells Fargo Bank, N.A., London Branch, as Lender

By:	/s/ Jonathan Childs
	Name:	Jonathan Childs
	Title:	Executive Director

Signature page - Amendment and Extension Agreement